UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2005

WATERS INSTRUMENTS, INC.

(Exact Name of Registrant as Specified in its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

0-1388	41-0832194
(Commission File Number)	(IRS Employer Identification No.)

13705 26th Ave. N., Suite 102

Minneapolis, Minnesota 55441

(Address of Principal Executive Offices)  (Zip Code)

(763) 551-1125

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Change in Registrant’s Certifying Accountant.

a.                                       Previous Independent Accountants

On March 31, 2005, Waters Instruments, Inc. (the “Company”) dismissed PricewaterhouseCoopers LLP (“PWC”) as independent registered public accounting firm.  The decision to dismiss PWC was unanimously approved by the Company’s Board of Directors and the Audit Committee of the Board.

The reports of PricewaterhouseCoopers LLP on the Company’s financial statements for the past two fiscal years ended June 30, 2004 and 2003, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and through March 31, 2005, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference thereto in its report on the Company’s financial statements for such years.

During the two most recent fiscal years and through March 31, 2005, there have been no reportable events (as defined in Regulation S-B Item 304(a)(1)(iv)).

The Company has requested PricewaterhouseCoopers LLP to furnish it a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of that letter dated April 4, 2005 is filed as Exhibit 16.1 to this report.

b.                                       New Independent Accountants

On April 1, 2005, the Audit Committee of the Board of Directors of the Company appointed Virchow, Krause & Company, LLP (“Virchow Krause”), to audit its consolidated financial statements for the fiscal year ending June 30, 2005.  During the Company’s two most recent fiscal years and through March 31, 2005, the Company (i) did not consult with Virchow Krause on the application of accounting principles to a specified transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company’s financial statements within the meaning of Item 304(a)(2)(i) of Regulation S-B; and (ii) did not consult with Virchow Krause on any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-B and the related instruction to Item 304 of Regulation S-B.

Item 9.01.  Financial Statements and Exhibits.

(a)                                  Financial statements:  None.

(b)                                 Pro forma financial information:  None.

(c)                                  Exhibits:

16.1                           Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated April 4, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 5, 2005

WATERS INSTRUMENTS, INC.

By	/s/ Jerry W. Grabowski
Jerry W. Grabowski, President and Chief Executive Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

EXHIBIT INDEX

to

FORM 8-K

WATERS INSTRUMENTS, INC.

Date of Report:	Commission File No.:
March 31, 2005	0-1388

Exhibit No.	ITEM

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated April 4, 2005.